                                                                     Exhibit 4.6

                        AMENDED AND RESTATED DECLARATION


                                    OF TRUST


                                       OF


                              USX CAPITAL TRUST I


                             Dated as of    , 1997

                               TABLE OF CONTENTS
                                                                      Page
                                                                      ----

                                   ARTICLE I

                        INTERPRETATION AND DEFINITIONS..............    1
     SECTION 1.1    Definitions.....................................    1

                                   ARTICLE II

                                TRUST INDENTURE ACT.................    9
     SECTION 2.1    Trust Indenture Act:  Application...............    9
     SECTION 2.2    Lists of Holders of Securities..................    9
     SECTION 2.3    Reports by the Institutional Trustee............   10
     SECTION 2.4    Periodic Reports to Institutional Trustee.......   10
     SECTION 2.5    Evidence of Compliance with Conditions Precedent   10
     SECTION 2.6    Events of Default; Waiver.......................   10
     SECTION 2.7    Event of Default: Notice........................   12

                                  ARTICLE III

                                  ORGANIZATION......................   13
     SECTION 3.1    Name............................................   13
     SECTION 3.2    Office..........................................   13
     SECTION 3.3    Purposes and Functions..........................   13
     SECTION 3.4    Authority.......................................   13
     SECTION 3.5    Title to Property of the Trust..................   13
     SECTION 3.6    Powers, Duties and Authority of
                      the Regular Trustees..........................   14
     SECTION 3.7    Prohibition of Actions by the Trust
                      and the Trustees..............................   16
     SECTION 3.8    Powers and Duties of the Institutional Trustee..   17
     SECTION 3.9    Certain Duties and Responsibilities
                      of the Institutional Trustee..................   19
     SECTION 3.10   Certain Rights of Institutional Trustee..........  21
     SECTION 3.11   Delaware Trustee.................................  23
     SECTION 3.12   Execution of Documents...........................  23
     SECTION 3.13   Not Responsible for Recitals or Issuance
                      of Securities..................................  23
     SECTION 3.14   Duration of Trust................................  23
     SECTION 3.15   Mergers..........................................  23

                                  ARTICLE IV

                                    SPONSOR..........................  25
     SECTION 4.1     Issuance of Securities to Sponsor...............  25
     SECTION 4.2     Responsibilities of the Sponsor.................  25

                                        ARTICLE V

                                                                      Page
                                                                      ----
                                         TRUSTEES....................  26
     SECTION 5.1     Number of Trustees..............................  26
     SECTION 5.2     Delaware Trustee................................  26
     SECTION 5.3     Institutional Trustee; Eligibility..............  26
     SECTION 5.4     Certain Qualifications of Regular
                       Trustees and Delaware Trustee Generally.......  27
     SECTION 5.5     Regular Trustees................................  27
     SECTION 5.6     Delaware Trustee................................  28
     SECTION 5.7     Appointment, Removal and Resignation of Trustees  28
     SECTION 5.8     Vacancies Among Trustees........................  29
     SECTION 5.9     Effect of Vacancies.............................  29
     SECTION 5.10    Meetings........................................  29
     SECTION 5.11    Delegation of Power by Regular Trustees.........  30
     SECTION 5.12    Merger, Conversion, Consolidation or
                       Succession to Business........................  30

                                   ARTICLE VI

                                  DISTRIBUTIONS......................  31
     SECTION 6.1  Distributions......................................  31

                                  ARTICLE VII

                             ISSUANCE OF SECURITIES..................  31
     SECTION 7.1    General Provisions Regarding Securities..........  31
     SECTION 7.2    Execution and Authentication.....................  31
     SECTION 7.3    Form and Dating..................................  32
     SECTION 7.4    Paying Agent.....................................  32

                                  ARTICLE VIII

                             TERMINATION OF TRUST....................  33
     SECTION 8.1    Dissolution and Termination of Trust.............  33

                                   ARTICLE IX

                             TRANSFER OF INTERESTS                     34
     SECTION 9.1    Transfer of Securities...........................  34
     SECTION 9.2    Transfer of Certificates.........................  34
     SECTION 9.3    Deemed Security Holders..........................  35
     SECTION 9.4    Book Entry Interests.............................  35

                                                                      Page
                                                                      ----
     SECTION 9.5    Notices to Clearing Agency.......................  36
     SECTION 9.6    Appointment of Successor Clearing Agency.........  36
     SECTION 9.7    Definitive Convertible Preferred Security
                    Certificates.....................................  36
     SECTION 9.8    Mutilated, Destroyed, Lost or Stolen Certificates  37

                                   ARTICLE X

                           LIMITATION OF LIABILITY OF
                  HOLDERS OF SECURITIES, TRUSTEES OR OTHERS..........  37
     SECTION 10.1   Liability........................................  37
     SECTION 10.2   Exculpation......................................  38
     SECTION 10.3   Fiduciary Duty...................................  38
     SECTION 10.4   Indemnification..................................  39
     SECTION 10.5   Outside Business.................................  42

                                   ARTICLE XI

                                   ACCOUNTING........................  42
     SECTION 11.1   Fiscal Year......................................  42
     SECTION 11.2   Certain Accounting Matters.......................  42
     SECTION 11.3   Banking..........................................  43
     SECTION 11.4   Withholding......................................  43

                                  ARTICLE XII

                             AMENDMENTS AND MEETINGS.................  43
     SECTION 12.1   Amendments.......................................  43
     SECTION 12.2   Meetings of the Holders of Securities;
                      Action by Written Consent......................  45

                                  ARTICLE XIII

                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                               AND DELAWARE TRUSTEE..................  47
 SECTION 13.1       Representations and Warranties of
                      Institutional Trustee..........................  47
 SECTION 13.2       Representations and Warranties of
                      Delaware Trustee...............................  47

                                  ARTICLE XIV

                                                                      Page
                                                                      ----
                                 MISCELLANEOUS.......................  48
 SECTION 14.1       Notices..........................................  48
 SECTION 14.2       Governing Law....................................  49
 SECTION 14.3       Intention of the Parties.........................  49
 SECTION 14.4       Headings.........................................  49
 SECTION 14.5       Successors and Assigns...........................  49
 SECTION 14.6       Partial Enforceability...........................  50
 SECTION 14.7       Counterparts.....................................  50

                   AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                              USX CAPITAL TRUST I

                                     , 1997

          THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") by and among the Trustees (as defined herein), the Sponsor (as defined herein) and the holders, from time to time, of undivided beneficial ownership interests in the Trust to be issued pursuant to this Declaration is dated and effective as of________ __, 1997.

                                    RECITALS

          WHEREAS, the Trustees and the Sponsor established USX Capital Trust I (the "Trust"), a trust under the Delaware Business Trust Act pursuant to a
      -----
Declaration of Trust dated as of March __, 1997 (the "Original Declaration"),
                                                      --------------------
and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March __, 1997, for the sole purpose of issuing certain securities representing undivided beneficial ownership interests in the assets of the Trust in exchange for certain Debentures of the Debenture Issuer;

          WHEREAS, as of the date hereof, no interests in the Trust have been issued;

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

          SECTION 1.1  Definitions.  Unless the context otherwise requires:
                       -----------

          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;


          (c)  all references to "the Declaration" or "this Declaration" are to
                                  ---------------      ----------------
this Declaration, including the Annexes and Exhibits hereto, as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles, Sections, Recitals, Annexes, and Exhibits are to Articles, Sections and the Recitals of, and Annexes and Exhibits to, this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

          (f)  a reference to the singular includes the plural and vice versa.

          "Administrative Action" has the meaning set forth in Annex I.
           ---------------------

          "Affiliate" has the same meaning as given to that term in Rule 405 of
           ---------
the Securities Act or any successor rule thereunder.

          "Agent" means any Paying Agent or Conversion Agent.
           -----

          "Authorized Officer" of a Person means any Person that is authorized
           ------------------
to bind such Person.

          "Base Indenture" means that Indenture, dated as of April __, 1997,
           --------------
between USX and The Bank of New York, as Trustee.

          "Board of Directors" or "Board" has the meaning set forth in Annex I.
           ------------------      -----

          "Book Entry Interest" means a beneficial interest in a Global
           -------------------
Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

          "Business Day" means any day other than a Saturday, Sunday, or any
           ------------
other day on which banking institutions in New York, New York or Pittsburgh, Pennsylvania are permitted or required by any applicable law to close.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware
           ------------------
Code, 12 Del. Code (S) 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Certificate" means a Common Security Certificate or a Convertible
           -----------
Preferred Security Certificate.

          "Certificate of Incorporation" has the meaning set forth in Annex I.
           ----------------------------


          "Change in 1940 Act Opinion" has the meaning set forth in Annex I.
           --------------------------

          "Clearing Agency" means an organization registered as a "Clearing
           ---------------
Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Convertible Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global

Certificate and which shall undertake to effect book entry transfers, and (2) pledges of the Convertible Preferred Securities. The initial Clearing Agency shall be The Depository Trust Company.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Price" has the meaning set forth in Annex I.
           -------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, or any successor legislation.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Securities Guarantee" means the guarantee agreement, to be
           ---------------------------
dated as of ________ __, 1997, of the Sponsor in respect of the Common
Securities.

          "Common Securities" has the meaning specified in Section 7.1.
           -----------------

          "Common Security Certificate" means a definitive certificate in fully
           ---------------------------
registered form representing a Common Security substantially in the form of Exhibit A-2.

          "Conversion Agent" has the meaning set forth in Section 7.4.
           ----------------

          "Conversion Date" has the meaning set forth in Annex I.
           ---------------

          "Conversion Price" has the meaning set forth in Annex I.
           ----------------

          "Conversion Request" has the meaning set forth in Annex I.
           ------------------

          "Convertible Preferred Securities Guarantee" means the guarantee
           ------------------------------------------
agreement, to be dated as of ________ __, 1997, of the Sponsor in respect of the Convertible Preferred Securities.

          "Convertible Preferred Securities" has the meaning specified in
           --------------------------------
Section 7.1.

          "Convertible Preferred Security Beneficial Owner" means, with respect
           -----------------------------------------------
to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Convertible Preferred Security Certificate" means a certificate
           ------------------------------------------
representing a Convertible Preferred Security substantially in the form of Exhibit A-1.

          "Corporate Trust Office" means the office of the Institutional Trustee
           ----------------------
at which the corporate trust business of the Institutional Trustee shall be, at any particular time, principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, New York, New York 10286.

          "Coupon Rate" has the meaning set forth in Annex I.
           -----------

          "Covered Person" means: (a) any officer, director, shareholder,
           --------------
partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

          "Dealer Manager Agreement" means the Dealer Manager Agreement, dated
           ------------------------
as of ____, 1997 among USX, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith.

          "Debenture Issuer" means USX Corporation (or its successor) in its
           ----------------
capacity as issuer of the Debentures under the Indenture.

          "Debenture Trustee" means The Bank of New York, as trustee under the
           -----------------
Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Debentures" means the series of 6.75% Convertible Junior Subordinated
           ----------
Debentures issued or to be issued by the Debenture Issuer under the Indenture and held by the Institutional Trustee, a specimen certificate for such series of Debentures being Exhibit B.

          "Definitive Convertible Preferred Security Certificates" has the
           ------------------------------------------------------
meaning set forth in Section 9.7.

          "Delaware Trustee" has the meaning set forth in Section 5.2.
           ----------------

          "Delhi Stock" has the meaning set forth in Annex I.
           -----------

          "Direct Action" has the meaning set forth in Section 3.8(e).
           -------------

          "Disposition" means the sale, transfer, assignment or other
           -----------
disposition (whether by consolidation, sale or contribution of assets or stock or otherwise) of properties or assets.

          "Dissolution Tax Opinion" has the meaning set forth in Annex I.
           -----------------------

          "Distribution" has the meaning set forth in Section 6.1.
           ------------

          "Event of Default" in respect of the Securities means an Indenture
           ----------------
Event of Default has occurred and is continuing.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, or any successor legislation.

          "Extension Period" has the meaning set forth in Annex I.
           ----------------

          "Fiduciary Indemnified Person" has the meaning set forth in Section
           ----------------------------
10.4(b).

          "Fiscal Year" has the meaning set forth in Section 11.1.
           -----------

          "Global Certificate" has the meaning set forth in Section 9.4(a).
           ------------------

          "Holder" means a Person in whose name a Certificate representing a
           ------
Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          "Indemnified Person" means a Sponsor Indemnified Person or a Fiduciary
           ------------------
Indemnified Person.

          "Indenture" means the Base Indenture, as supplemented by the
           ---------
Supplemental Indenture pursuant to which the Debentures are or are to be issued.

          "Indenture Event of Default" means an "Event of Default" as defined in
           --------------------------            ----------------
the Indenture.

          "Institutional Trustee" has the meaning set forth in Section 5.3.
           ---------------------

          "Institutional Trustee Account" has the meaning set forth in Section
           -----------------------------
3.8(c).

          "Investment Company" means an investment company as defined in the
           ------------------
Investment Company Act.

          "Investment Company Act" means the Investment Company Act of 1940, as
           ----------------------
amended from time to time, or any successor legislation.

          "Investment Company Event" has the meaning set forth in Annex I.
           ------------------------

          "Legal Action" has the meaning set forth in Section 3.6(g).
           ------------

          "Liquidation" has the meaning set forth in Annex I.
           -----------

          "Liquidation Distribution" has the meaning set forth in Annex I.
           ------------------------

          "List of Holders" has the meaning set forth in Section 2.2.
           ---------------

          "Majority in liquidation amount of the Securities" means, except as
           ------------------------------------------------
provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which voting percentages are determined), of all outstanding Securities or, if the context so requires, Holders of outstanding

Convertible Preferred Securities or Holders of outstanding Common Securities voting separately as a class who are the record owners of more than 50% of the aggregate liquidation amount of all outstanding securities of the relevant class.

          "Marathon Group Special Event" has the meaning set forth in Annex I.
           ----------------------------

          "maturity advancement" has the meaning set forth in Annex I.
           --------------------

          "Ministerial Action" has the meaning set forth in Annex I.
           ------------------

          "NASDAQ" has the meaning set forth in Annex I.
           ------

          "NYSE" has the meaning set forth in Annex I.
           ----

          "90-Day Period" has the meaning set forth in Annex I.
           -------------

          "No Recognition Opinion" has the meaning set forth in Annex I.
           ----------------------

          "Officers Certificate" means, with respect to any Person, a
           --------------------
certificate signed by two Authorized Officers of such Person or, if such Person is an individual, signed by such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "OID" has the meaning set forth in Annex I.
           ---

          "Original Declaration" has the meaning set forth in the Recitals.
           --------------------

          "Payment Amount" has the meaning set forth in Section 6.1.
           --------------

          "Paying Agent" has the meaning set forth in Section 3.8(h).
           ------------

          "Person" means a legal person, including any individual, corporation,
           ------
estate, partnership, joint venture, association, joint stock company, limited liability company, trust, business trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Pro Rata" has the meaning set forth in Annex I.
           --------

          "Quorum" means a majority of the Regular Trustees or, if there are
           ------
only two Regular Trustees, both of them.

          "Redemption/Distribution Notice" has the meaning set forth in Annex I.
           ------------------------------

          "Redemption Tax Opinion" has the meaning set forth in Annex I.
           ----------------------

          "Regular Trustee" has the meaning set forth in Section 5.1.
           ---------------

          "Related Party" means, with respect to the Sponsor, any direct or
           -------------
indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer" means, with respect to the Institutional
           -------------------
Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice president, any assistant vice president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.
           ---------

          "Securities" means the Common Securities and the Convertible Preferred
           ----------
Securities.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time or any successor legislation.

          "Securities Guarantees" means the Common Securities Guarantee and the
           ---------------------
Convertible Preferred Securities Guarantee.

          "6.50% Convertible Preferred Stock" means the 6.50% Cumulative
           ---------------------------------
Convertible Preferred Stock of USX.

          "Special Redemption Price" has the meaning set forth in Annex I.
           ------------------------

          "Sponsor" means USX Corporation (or its successor), in its capacity as
           -------
sponsor of the Trust, and any transferee of the Common Securities permitted by
Article IX.

          "Sponsor Indemnified Person" means (a) any Regular Trustee; (b) any
           --------------------------
Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

          "Steel Stock" means shares of the USX--U.S. Steel Group Common Stock,
           -----------
par value $1.00 per share, of USX.

          "Successor Delaware Trustee" has the meaning set forth in Section
           --------------------------
5.7(b)(ii).

          "Successor Entity" has the meaning set forth in Section 3.15(b)(i).
           ----------------

          "Successor Securities" has the meaning set forth in Section
           --------------------
3.15(b)(i)(B).

          "Successor Institutional Trustee" has the meaning set forth in Section
           -------------------------------
5.7(b)(i).
          "Super Majority" has the meaning set forth in Section 2.6(a)(ii).
           --------------

          "Supplemental Indenture" means that First Supplemental Indenture,
           ----------------------
dated as of April __, 1997, between USX and The Bank of New York, as Trustee.

          "Tax Event" has the meaning set forth in Annex I.
           ---------

          "10% in liquidation amount of the Securities" means, except as
           -------------------------------------------
provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Treasury Regulations" means the income tax regulations, including
           --------------------
temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trust" has the meaning set forth in the Recitals.
           -----

          "Trust Special Event" has the meaning set forth in Annex I.
           -------------------

          "Trustee" or "Trustees" means each Person who has signed this
           -------      --------
Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and each other Person who may from time to time be duly appointed, qualified and serving as a Trustee in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended from time to time, or any successor legislation.

          "U.S. Steel Group" means the U.S. Steel Group of USX.
           ----------------

          "U.S. Steel Group Special Event" has the meaning set forth in Annex I.
           ------------------------------

          "USX" means USX Corporation, a Delaware corporation, or any successor
           ---
entity in a merger, consolidation or amalgamation.


                                   ARTICLE II

                              TRUST INDENTURE ACT

          SECTION 2.1  Trust Indenture Act:  Application.
                       ---------------------------------

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by (S)(S) 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

          SECTION 2.2  Lists of Holders of Securities.
                       ------------------------------

          (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i), except while the Convertible Preferred Securities remain in book-entry only form, at least one Business Day prior to the date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided
                            ---------------
that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional

Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b)  The Institutional Trustee shall comply with its obligations under
(S)(S) 311(a), 311(b) and 312(b) of the Trust Indenture Act.

          SECTION 2.3  Reports by the Institutional Trustee.  Within 60 days
                       ------------------------------------
after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Convertible Preferred Securities such reports as are required by
(S) 313 of the Trust Indenture Act, if any, in the form and in the manner provided by (S) 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of (S) 313(d) of the Trust Indenture Act.

          SECTION 2.4  Periodic Reports to Institutional Trustee.  Each of the
                       -----------------------------------------
Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by (S) 314 (if any) and the compliance certificate required by (S) 314 of the Trust Indenture Act in the form, in the manner and at the times required by (S) 314 of the Trust Indenture Act. Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Institutional Trustee is entitled to rely exclusively on Officers' Certificates).

          SECTION 2.5  Evidence of Compliance with Conditions Precedent.  Each
                       ------------------------------------------------
of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in (S) 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to (S) 314(c)(1) may be given in the form of an Officers' Certificate.

          SECTION 2.6  Events of Default; Waiver.
                       -------------------------

          (a) The Holders of a Majority in liquidation amount of Convertible Preferred Securities may, by vote, on behalf of the Holders of all of the Convertible Preferred Securities, waive any past Event of Default in respect of the Convertible Preferred Securities and its consequences, provided that, if the underlying Indenture Event of Default:

               (i) is not waivable under the Indenture, such Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of the holders of greater than a majority (a "Super Majority") in principal amount of the Debentures
                         --------------
     to be waived under the Indenture, such Event of Default under the Declaration may only be waived by the vote of the Holders of at least the same Super Majority percentage in liquidation amount of the Convertible Preferred Securities as is required under the Indenture of aggregate principal amount of the Debentures outstanding. The foregoing provisions of this Section 2.6(a) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Indenture Event of Default shall cease to exist, and any Event of Default with respect to the Convertible Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Indenture Event of Default or Event of Default with respect to the Convertible Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Convertible Preferred Securities of an Event of Default with respect to the Convertible Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.


          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

               (i) is not waivable under the Indenture, such Event of Default under the Declaration shall also not be waivable unless the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b);

               (ii) requires the consent or vote of a Super Majority in principal amount of the holders of the Debentures to be waived under the Indenture, such Event of Default under the Declaration may only be waived by the vote of the Holders of at least the same Super Majority percentage in liquidation amount of the Common Securities as is required under the Indenture of aggregate principal amount of the Debentures outstanding, unless the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b);


provided further, each Holder of Common Securities will be deemed to have waived
-------- -------
any such Indenture Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Convertible Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default with respect to the Convertible Preferred Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Convertible Preferred Securities and only the Holders of the Convertible Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of (S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such (S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such cure, waiver or other elimination, any such Indenture Event of Default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, waived or otherwise eliminated for every purpose of this Declaration, but no such cure, waiver or other elimination shall extend to any subsequent or other Indenture Event of Default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Indenture Event of Default by the Institutional Trustee at the direction of the Holders of the Convertible Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

          SECTION 2.7  Event of Default: Notice.
                       ------------------------

          (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby
           --------
defined to be an Indenture Event of Default, not including periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

               (i) a default under Sections 6.01(a) or (b) of the Base Indenture; or

               (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.


                                  ARTICLE III

                                  ORGANIZATION

          SECTION 3.1  Name.  The Trust is named "USX Capital Trust I." Such
                       ----                       --------------------
name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

          SECTION 3.2  Office.  The address of the principal office of the Trust
                       ------
is c/o The Bank of New York, Corporate Finance Unit, 101 Barclay Street, New York, New York, 10286. The mailing address of the Trust is c/o USX Corporation, 600 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: Treasurer. On 10 Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

          SECTION 3.3  Purposes and Functions.  The sole purposes and functions
                       ----------------------
of the Trust are (a) to issue Securities in exchange for Debentures having an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

          SECTION 3.4  Authority.  Subject to the limitations provided in this
                       ---------
Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes and functions of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

          SECTION 3.5  Title to Property of the Trust.  Except as provided in
                       ------------------------------
Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided ownership beneficial interest in the assets of the Trust.

          SECTION 3.6  Powers, Duties and Authority of the Regular Trustees.
                       ----------------------------------------------------
The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell or exchange the Convertible Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Convertible Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to an issuance of Convertible Preferred Securities and Common Securities in exchange for Debentures;

          (b) in connection with the issuance of the Securities in exchange for the Debentures, at the direction of the Sponsor, to:

               (i) execute and file with the Commission the registration statement on Form S-4 prepared by the Sponsor, including any amendments thereto, pertaining to the issuance of Convertible Preferred Securities in exchange for the Debentures and the exchange by the Sponsor of the Convertible Preferred Securities for the 6.50% Convertible Preferred Stock;

               (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Convertible Preferred Securities in any State in which the Sponsor has determined to qualify or register such Convertible Preferred Securities for sale;

               (iii) if desired by the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, the American Stock Exchange or any other national stock exchange or the NASDAQ for listing or quotation upon notice of issuance of any Convertible Preferred Securities;

               (iv) execute and file with the Commission a request for exemption from the reporting requirements of the Securities Exchange Act of 1934, as amended;

               (v) execute, deliver and cause the Trust to perform and enter into the Dealer Manager Agreement;

          (c) to acquire the Debentures in exchange for Convertible Preferred Securities and Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Convertible Preferred Securities and the Holders of Common Securities;

          (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Trust Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Trust Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of (S)316 (c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Convertible Preferred Securities, holders of Common Securities and, to the extent applicable, to any stock exchange or other organization on which the Convertible Preferred Securities are listed or quoted, as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

          (g) to bring or defend, pay, collect, compromise, settle, terminate, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the
                    ------------
Institutional Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j)  to give to the Institutional Trustee the certificate required by
(S) 314(a)(4) of the Trust Indenture Act which certificate may be executed by any Regular Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes or functions of the Trust;

          (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

          (m) give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures as permitted under the Indenture;

          (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust not to be classified as other than a grantor trust for United States federal income tax purposes; and

               (iii) cooperating with the Debenture Issuer so that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes, provided that such action does not adversely affect the interests of Holders;

          (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

          (q) to execute all documents, agreements or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

          The Regular Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

          Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Sponsor.

          SECTION 3.7  Prohibition of Actions by the Trust and the Trustees.
                       ----------------------------------------------------
(a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall not, engage in any activity, on behalf of the Trust other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii)    possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever except as specifically provided herein;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (vii)    other than as provided in this Declaration or Annex I,
     (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

          SECTION 3.8  Powers and Duties of the Institutional Trustee.  (a)
                       ----------------------------------------------
Unless distributed to the Holders of the Securities in accordance with the terms thereof, the legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.7. Such vesting and succession of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or, if the Institutional Trustee does not also act as Delaware Trustee, to the Delaware Trustee.

          (c)  The Institutional Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and
                         -----------------------------
     under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Convertible Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with
     Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Convertible Preferred Securities by a "nationally recognized statistical rating organization",
                      -----------------------------------------------------
     within the meaning of Rule 436(g)(2) under the Securities Act;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Convertible Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

               (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

          (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

          (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Convertible Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on Debentures having a principal amount equal to the aggregate liquidation amount of the Convertible Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the
--------------
Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Convertible Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Convertible Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holder of the Debentures.

          (f) The Institutional Trustee shall not resign as a Trustee unless either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

               (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.7.

          (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions on behalf of the Trust with
          ------------
respect to all securities and any such Paying Agent shall comply with (S) 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

          (i) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers, or the authority of the Regular Trustees set forth in Section 3.6.

          The Institutional Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

          SECTION 3.9  Certain Duties and Responsibilities of the Institutional
                       --------------------------------------------------------
Trustee.
-------

          (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration, and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

               (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

               (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

          SECTION 3.10  Certain Rights of Institutional Trustee.  (a)  Subject
                        ---------------------------------------
to the provisions of Section 3.9:

               (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

               (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Institutional Trustee may consult with counsel of its selection or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive written instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request written instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
     (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

               (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

               (xii) the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

          SECTION 3.11  Delaware Trustee.  Notwithstanding any other provision
                        ----------------
of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of (S) 3807 of the Business Trust Act.

          SECTION 3.12  Execution of Documents.  Except as otherwise required by
                        ----------------------
the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees.

          SECTION 3.13  Not Responsible for Recitals or Issuance of Securities.
                        ------------------------------------------------------
The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

          SECTION 3.14  Duration of Trust.  The Trust, unless terminated
                        -----------------
pursuant to the provisions of Article VIII hereof, shall have existence for thirty (30) years from the date of the Original Declaration.

          SECTION 3.15  Mergers.  (a)  The Trust may not consolidate,
                        -------
amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any corporation or other body, except as described in Sections 3.15(b) and (c) or Section 9 of Annex I.

          (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state; provided that:

               (i)   such successor entity (the "Successor Entity") either:
                                                 ----------------

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Securities other securities having substantially the same terms as the Convertible Preferred Securities (the "Successor Securities") so long as the Successor Securities rank
                --------------------
          the same as the Convertible Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

               (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

               (iii) the Debenture Issuer uses its reasonable efforts to cause the Convertible Preferred Securities or any Successor Securities to be listed or quoted, or to cause any Successor Securities to be listed or quoted upon notification of issuance, on any national securities exchange or with another organization on which the Convertible Preferred Securities are then listed or quoted;

               (iv) such merger, consolidation, amalgamation or replacement does not cause the Convertible Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

               (vi) such Successor Entity has a purpose identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation or replacement does not adversely affect the legal rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

               (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company under the Investment Company Act;

               (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be, or will be, classified as a grantor trust for United States federal income tax purposes; and

               (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Convertible Preferred Securities Guarantee and the Common Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV

                                    SPONSOR

          SECTION 4.1   Issuance of Securities to Sponsor.  The Sponsor will
                        ---------------------------------
issue and exchange Debentures for Securities issued by the Trust. The Debentures exchanged for Convertible Preferred Securities shall be in the same aggregate principal amount as the aggregate stated liquidation amount of the Convertible Preferred Securities exchanged therefor. The Debentures exchanged for Common Securities shall be in the same aggregate principal amount as the aggregate stated liquidation amount of the Common Securities exchanged therefor, provided, that, the aggregate stated liquidation amount of Common Securities outstanding at any time shall be no less than 3% of the capital of the Trust.

          SECTION 4.2   Responsibilities of the Sponsor.  In connection with the
                        -------------------------------
issuance of the Convertible Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-4, including any amendments thereto, pertaining to the issuance of the Convertible Preferred Securities in exchange for the Debentures, the exchange of the Convertible Preferred Securities for the 6.50% Convertible Preferred Stock, and the issuance of the Convertible Preferred Securities Guarantees;

          (b) determine the States in which to take appropriate action to qualify or register all or part of the Convertible Preferred Securities and the Convertible Preferred Securities Guarantees and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) if the Sponsor so desires, to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market for listing upon notice of issuance of any Convertible Preferred Securities; and

          (d)  to negotiate the terms of the Dealer Manager Agreement.


                                   ARTICLE V

                                    TRUSTEES

          SECTION 5.1  Number of Trustees.  The number of Trustees initially
                       ------------------
shall be five (5), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent; provided, however, that the number of Trustees shall in no event be less than two (2); provided further that (i) if required by Section 5.2, one Trustee shall be the Delaware Trustee; (ii) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (iii) if required by Section 5.3,
                     ---------------
one Trustee shall be the Institutional Trustee, and such Institutional Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

          SECTION 5.2  Delaware Trustee.  (a)  If required by the Business Trust
                       ----------------
Act, one Trustee (the "Delaware Trustee") shall be:
                       ----------------

               (i) a natural person who is a resident of the State of Delaware; or

               (ii) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law.

          (b) If the Institutional Trustee meets the requirements of Section 5.2(a), then the Institutional Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

          SECTION 5.3   Institutional Trustee; Eligibility.  (a) For so long as
                        ----------------------------------
this Declaration is required to qualify as an indenture under the Trust Indenture Act, there shall at all times be one Trustee (the "Institutional
                                                             -------------
Trustee") which shall:
-------

                    (i)   not be an Affiliate of the Sponsor; and

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

          (c)  If the Institutional Trustee has or shall acquire any

"conflicting interest" within the meaning of (S) 310(b) of the Trust Indenture
---------------------
Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in (S) 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of (S) 310(b) of the Trust Indenture Act.

          (d) The Convertible Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

          (e)  The initial Institutional Trustee shall be The Bank of New York.

          SECTION 5.4  Certain Qualifications of Regular Trustees and Delaware
                       -------------------------------------------------------
Trustee Generally.  Each Regular Trustee and the Delaware Trustee (unless the
-----------------
Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

          SECTION 5.5  Regular Trustees.  (a)  The initial Regular Trustees
                       ----------------
shall be A.G. Adkins, P.J. Kuntz and M. K. Stewart.

          (b) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

          (c) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that, the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by all of the Regular Trustees personally or by power of attorney.

          SECTION 5.6  Delaware Trustee.  The initial Delaware Trustee shall be
                       ----------------
The Bank of New York (Delaware).

          SECTION 5.7  Appointment, Removal and Resignation of Trustees.  (a)
                       ------------------------------------------------
Subject to Section 5.7(b), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

          (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.7(a) until a successor Institutional Trustee (a "Successor Institutional Trustee") has been appointed and has
            -------------------------------
accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and

               (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has
                 --------------------------
     accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

               (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

               (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appointment a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

          (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

          SECTION 5.8  Vacancies Among Trustees.  If a Trustee ceases to hold
                       ------------------------
office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

          SECTION 5.9  Effect of Vacancies.  The death, resignation, retirement,
                       -------------------
removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

          SECTION 5.10  Meetings.  If there is more than one Regular Trustee,
                        --------
meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustee or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by, the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

          SECTION 5.11  Delegation of Power by Regular Trustees.  (a)  Any
                        ---------------------------------------
Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 such Regular Trustee's power for the purpose of executing any documents, including, but not limited to those contemplated by Sections 3.6, 3.12 and 5.5(b), or by executing or making any other governmental filing.

          (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          SECTION 5.12  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business.  Any corporation into which the Institutional Trustee or Delaware
--------
Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                 ARTICLE VI

                                DISTRIBUTIONS

          SECTION 6.1  Distributions.  Holders shall receive Distributions (as
                       -------------
defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Convertible Preferred Securities and the Common Securities in accordance with their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment
                                                                   -------
Amount"), the Institutional Trustee shall and is directed, to the extent funds
------
are available for that purpose, to make a distribution (a "Distribution") of the
                                                           ------------
Payment Amount to Holders.


                                  ARTICLE VII

                             ISSUANCE OF SECURITIES

          SECTION 7.1  General Provisions Regarding Securities.  (a)  The
                       ---------------------------------------
Regular Trustees shall on behalf of the Trust issue one class of 6.75% convertible quarterly income preferred securities having such terms as are set forth in Annex I (the "Convertible Preferred Securities") and one class of
                       --------------------------------
convertible common securities having such terms as are set forth in Annex I (the "Common Securities"). The Securities represent undivided beneficial ownership
 -----------------
interests in the assets of the Trust. The Trust shall issue no securities or other interests in the assets of the Trust other than the Convertible Preferred Securities and the Common Securities.

          (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (d) Every Person, by virtue of having become a Holder or a Convertible Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

          SECTION 7.2  Execution and Authentication.  (a)  The Certificates
                       ----------------------------
shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

          (b) Regular Trustee shall sign the Convertible Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

          A Convertible Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Convertible Preferred Security has been authenticated under this Declaration.

          Upon a written order of the Trust signed by one Regular Trustee, the Institutional Trustee shall authenticate the Preferred Securities for original issue.

          The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Convertible Preferred Securities. An authenticating agent may authenticate Convertible Preferred Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Company or an Affiliate.

          SECTION 7.3  Form and Dating.  The Convertible Preferred Securities
                       ---------------
and the Institutional Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof.
The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Convertible Preferred Security Certificate shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

          SECTION 7.4  Paying Agent.  In the event that the Convertible
                       ------------
Preferred Securities are not represented by one or more Global Certificates, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Convertible Preferred Securities may be presented for payment ("Paying Agent"). The Trust shall maintain an office or
                        ------------
agency where Securities may be presented for conversion ("Conversion Agent").
                                                          ----------------
 The Trust may appoint the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent"
                                                                ------------
includes any additional paying agent and the term "Conversion Agent" includes
                                                   ----------------
any additional conversion agent. The Trust maychange any Paying Agent or Conversion Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee in writing of the name and address of any

Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Conversion Agent. The Trust shall act as Paying Agent and Conversion Agent for the Common Securities.

          The Trust initially appoints the Institutional Trustee as Conversion Agent for the Convertible Preferred Securities.


                                  ARTICLE VIII

                              TERMINATION OF TRUST

          SECTION 8.1  Dissolution and Termination of Trust.  (a)  The Trust
                       ------------------------------------
shall dissolve:

                    (i)   upon the bankruptcy of the Sponsor;

               (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; upon the consent of a majority in liquidation amount of the Securities voting together as a single class to file a certificate of cancellation with respect to the Trust or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iii) the entry of a decree of judicial dissolution of the Sponsor or the Trust;

               (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

               (v) upon the occurrence and continuation of a Trust Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures held by the Institutional Trustee shall have been distributed to the Holders of Securities in exchange for all of the Securities;

               (vi) upon the distribution of the Steel Stock or any other class of common stock of USX to all Securities Holders upon conversion of all outstanding Convertible Preferred Securities;

               (vii) the expiration of the term of the Trust on March 31, 2037; or

               (viii) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall wind up and liquidate the Trust and file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Sections 3.9 and 3.10 and Article X shall survive the termination of the Trust.


                                   ARTICLE IX

                             TRANSFER OF INTERESTS

          SECTION 9.1  Transfer of Securities.
                       ----------------------

          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX, Convertible Preferred Securities shall be freely transferable.

          (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

               (i) the Trust would be classified for United States federal income tax purposes as other than a grantor trust; and

               (ii) the Trust would be an Investment Company required to be registered under the Investment Company Act.

          SECTION 9.2  Transfer of Certificates.  The Regular Trustees shall
                       ------------------------
provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

          SECTION 9.3  Deemed Security Holders.  The Trustees may treat the
                       -----------------------
Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

          SECTION 9.4  Book Entry Interests.  (a)  On original issuance to the
                       --------------------
Sponsor, the Convertible Preferred Securities Certificates will be issued by or on behalf of the Trust in the form of one or more, fully registered, global Convertible Preferred Security Certificates (each a "Global Certificate"),
                                                     ------------------
either to the Sponsor or to the initial Clearing Agency for the benefit of the Sponsor. The Convertible Preferred Securities Certificates, upon the initial transfer from the Sponsor, will be in the form of Global Certificates held by the Clearing Agency.

          (b)  Except as provided in Sections 9.4(a) and 9.7:

               (i) Global Certificates delivered to the Clearing Agency shall be registered on the books and records of the Trust in the name of the Clearing Agency or its nominee, and no Convertible Preferred Security Beneficial Owner will receive a definitive Convertible Preferred Security Certificate representing such Convertible Preferred Security Beneficial Owner's interests in such Global Certificates;

               (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Convertible Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Convertible Preferred Security Beneficial Owners;

               (iii) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

               (iv) the rights of the Convertible Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Convertible Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. The Clearing Agency will make book entry transfers among the Clearing Agency Participants.

          SECTION 9.5  Notices to Clearing Agency.  Whenever a notice or other
                       --------------------------
communication to the Convertible Preferred Security Holders is required under this Declaration, unless and until Definitive Convertible Preferred Security Certificates shall have been issued to the Convertible Preferred Security

Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Convertible Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Convertible Preferred Security Beneficial Owners.

          SECTION 9.6  Appointment of Successor Clearing Agency.  If any
                       ----------------------------------------
Clearing Agency elects to discontinue its services as securities depositary with respect to the Convertible Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Convertible Preferred Securities.

          SECTION 9.7  Definitive Convertible Preferred Security Certificates.
                       ------------------------------------------------------
If:

          (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Convertible Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

          (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Convertible Preferred Securities,

then:

          (c) definitive, fully registered Convertible Preferred Security Certificates (the "Definitive Convertible Preferred Security Certificates")
                   ------------------------------------------------------
shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Convertible Preferred Securities; and

          (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Certificates to be delivered to Convertible Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Convertible Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Convertible Preferred Securities may be listed, or to conform to usage.

          SECTION 9.8  Mutilated, Destroyed, Lost or Stolen Certificates.  If:
                       -------------------------------------------------

          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then, in the absence of notice that such Certificate shall have been acquire by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X

                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

          SECTION 10.1  Liability.  (a)  Except as expressly set forth in this
                        ---------
Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

               (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) Pursuant to (S) 3803(a) of the Business Trust Act, the Holders of the Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, provided, however, the Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to (S) 3803(a) of the Business Trust Act, the Holders of the Convertible Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          SECTION 10.2  Exculpation.
                        -----------

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          SECTION 10.3  Fiduciary Duty.
                        --------------

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b)  Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between any Covered Persons; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i)   in its "discretion" or under a grant of similar authority,
                             ----------
     the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii)   in its "good faith" or under another express standard, the
                              ----------
     Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

          SECTION 10.4  Indemnification.
                        ---------------

          (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Sponsor Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Sponsor Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (iii) To the extent that a Sponsor Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him in connection therewith.

               (iv)   Any indemnification under paragraphs (i) and (ii) of this
     Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Sponsor Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding,
     (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

               (v) Expenses (including reasonable attorneys' fees) incurred by a Sponsor Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Sponsor Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Sponsor Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Sponsor Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Convertible Preferred Security Holders.

               (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Convertible Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this
     Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Sponsor Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

               (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Sponsor Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a)

               (viii)    For purposes of this Section 10.4(a), references to

     "the Trust" shall include, in addition to the resulting or surviving
     ----------
     entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

               (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Sponsor Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (b)  The Sponsor agrees to indemnify the (i) Institutional Trustee,
(ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to
                                     ----------------------------
hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

          SECTION 10.5  Outside Business.  Any Covered Person, the Sponsor, the
                        ----------------
Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor of its Affiliates.

                                   ARTICLE XI

                                   ACCOUNTING

          SECTION 11.1  Fiscal Year.  The fiscal year ("Fiscal Year") of the
                        -----------                     -----------
Trust shall be the calendar year, or such other year as is required by the Code.

          SECTION 11.2  Certain Accounting Matters.  (a)  At all times during
                        --------------------------
the existence of the Trust, Trustees shall keep, or cause to be kept, full books, records and supporting documents, which shall reflect detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting in compliance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for the United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related income or loss.

          (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

          SECTION 11.3  Banking.  The Trust shall maintain one or more bank
                        -------
accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

          SECTION 11.4  Withholding.  The Trust and the Regular Trustees shall
                        -----------
comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII

                            AMENDMENTS AND MEETINGS

          SECTION 12.1  Amendments.  (a)  Except as otherwise provided in this
                        ----------
Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

               (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees) ;

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

          (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Trust or the Sponsor, including in-house counsel of the Sponsor) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                    (iii) to the extent the result of such amendment would be to:

               (A) cause the trust to be classified for purposes of United States federal income taxation as other than a grantor trust;

               (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

          (c) At such time after the Trust has issued any securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

          (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

          (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (f) The rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                    (i)    cure any ambiguity;

               (ii) correct or supplement any provision in this declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the Sponsor; and

               (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders.

          SECTION 12.2  Meetings of the Holders of Securities; Action by Written
                        --------------------------------------------------------
Consent.
-------

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Convertible Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.




                                 ARTICLE XIII

                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

          SECTION 13.1  Representations and Warranties of Institutional Trustee.
                        -------------------------------------------------------
The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants, as applicable, to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

          (a)  the Institutional Trustee is eligible to act as such under
Section 5.3(a);

          (b) the Institutional Trustee is duly organized, validly existing and in good standing, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

          (c) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (d) the execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

          (e) no consent, approval or authorization of, or registration with or notice to, any state or federal banking or other regulatory authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration.

          SECTION 13.2  Representations and Warranties of Delaware Trustee.  The
                        --------------------------------------------------
Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

          (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking or other regulatory authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration; and

          (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity that has its principal place of business in the State of Delaware.


                                  ARTICLE XIV

                                 MISCELLANEOUS

          SECTION 14.1  Notices.  All notices provided for in this Declaration
                        -------
shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth in Section 3.2 hereof, telecopy: (412) 433-1121.

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

     The Bank of New York (Delaware)
     White Clay Center
     Rte 273
     Newark, DE 19711
     Attention: Corporate Trust Department
     Telecopy: (212) 815-5917

          (c) if given to the Institutional Trustee, at its Corporate Trust Office to the attention of Corporate Trust Trustee Administration (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities).

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

     USX Corporation
     600 Grant Street
     Pittsburgh, PA  15219-4776
     (412) 433-1121
     Attention:  Treasurer

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 14.2  Governing Law.  This Declaration and the rights of the
                        -------------
parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof, (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets, or (vii) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

          SECTION 14.3  Intention of the Parties.  It is the intention of the
                        ------------------------
parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

          SECTION 14.4  Headings.  Headings contained in this Declaration are
                        --------
inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

          SECTION 14.5  Successors and Assigns.  Whenever in this Declaration
                        ----------------------
any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

          SECTION 14.6  Partial Enforceability.  If any provision of this
                        ----------------------
Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          SECTION 14.7  Counterparts.  This Declaration may contain more than
                        ------------
one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                            THE BANK OF NEW YORK (DELAWARE),
                            as Delaware Trustee

                            By:____________________________
                              Name:
                              Title:

                            THE BANK OF NEW YORK,
                            as Institutional Trustee

                            By:____________________________
                              Name:
                              Title:

                            USX CORPORATION,
                                 as Sponsor

                                 By:____________________________
                                  Name:
                                  Title:

                                 ____________________________
                                  Name: A.G. Adkins, as Regular Trustee

                                 ____________________________
                                  Name: P.J. Kuntz, as Regular Trustee

                                 ____________________________
                                  Name: M.K. Stewart, as Regular Trustee

                                                                         ANNEX I

                                    TERMS OF
            6.75% CONVERTIBLE QUARTERLY INCOME PREFERRED SECURITIES
                       (Convertible QUIPS/SM/ Securities)
                            6.75% COMMON SECURITIES

          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of USX Capital Trust I (the "Trust"), dated as of , 1997 (as amended from
                                   -----
time to time, the "Declaration"), the designation, rights, privileges,
                   -----------
restrictions, preferences and other terms and provisions of the Convertible Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

          1.  Designation and Number.
              ----------------------

          (a)  Convertible Preferred Securities.
               --------------------------------

          (       ) convertible preferred securities of the Trust with an
aggregate initial liquidation amount with respect to the assets of the Trust of
Dollars ($      ), and an initial liquidation amount with respect to the assets of $50.00 per convertible preferred security, are hereby designated for the purposes of identification only as "6.75% Convertible Quarterly Income Preferred
                                    --------------------------------------------
Securities" (the "Convertible Preferred Securities").  The Convertible Preferred
----------        --------------------------------
Security Certificates evidencing the Convertible Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Convertible Preferred Securities are listed or quoted.

          (b)  Common Securities.             (      ) common securities of the
               -----------------
Trust with an aggregate initial liquidation amount with respect to the assets of
the Trust of          Dollars ($    ), and an initial liquidation amount with
respect to the assets of the Trust of $50.00 per common security, are hereby designated for the purposes of identification only as "6.75% Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the
      -----------------
Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          2.  Distributions.
              -------------

          (a) Distributions payable on each Security will be fixed at a rate per annum of 6.75% (the "Coupon Rate") of the initial liquidation amount of any
                         -----------
Security, such rate being the rate of interest payable on the Debentures held or to be held by the Institutional Trustee. To the extent permitted by applicable law, Distributions not paid on the regularly scheduled payment date therefor will accumulate interest thereon at the Coupon Rate compounded quarterly. The term "Distributions" as used herein includes such cash distributions and any
      -------------
such interest payable unless otherwise stated. Distributions are payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period shall be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, shall be computed on the basis of 30-day months and, for periods of less than a month, the actual number of days elapsed per 30-day month.

          (b) Distributions on the Securities shall be cumulative, shall accumulate from and including March 31, 1997, and shall be payable quarterly in arrears on the last calendar day of March, June, September and December, commencing on June 30, 1997, when, as and if funds are available for payment and except as otherwise described below. So long as the Debenture Issuer shall not be in default in the payment of interest on the Debentures, the Debenture Issuer has the right under the Indenture, at any time, and from time to time, to defer payments of interest by extending the interest payment period on the Debentures for a period not exceeding 20 consecutive quarterly interest payment periods (each an "Extension Period"), during which Extension Period no interest shall be
          ----------------
due and payable on the Debentures, provided that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. To the extent permitted by applicable law, during such Extension Period, deferred quarterly Distributions will continue to accumulate with interest thereon at the Coupon Rate, compounded quarterly for each quarter of the Extension Period. Before the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the date of maturity of the Debentures. At the end of the Extension Period, payments of accumulated Distributions shall be payable to Holders of Convertible Preferred Securities on the first record date after the termination of such Extension Period. Upon the termination of any such Extension Period and the payment of all amounts then due on the Debentures, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          (c) Distributions on the Securities shall be payable to the Holders thereof as they appear on the books and records of the Trust as of the close of business on the relevant record dates. While the Convertible Preferred Securities are represented by a Global Certificate, the relevant record dates shall be the close of business on the Business Day next preceding such distribution payment date, unless otherwise provided in the Declaration or unless a different regular record date is established or provided for the corresponding interest payment date on the Debentures. The relevant record dates for the Common Securities shall be the same as for the Convertible Preferred Securities. If the Convertible Preferred Securities shall not continue to remain represented by Global Certificates, the relevant record dates for the Convertible Preferred Securities shall be selected by the Regular Trustees, which dates shall conform to the rules of any securities exchange or other organization on which the Securities are listed or quoted, if any, and, shall be at least one Business Day prior to the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, shall cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such payment date.

          (d) Except as provided below, accumulated but unpaid Distributions will not be paid in cash on Securities that are converted by the Holder into Steel Stock pursuant to the terms of the Securities as set forth in this Annex I nor will such accumulated Distributions be converted into additional shares of Steel Stock, but such accumulated Distributions will be deemed to be paid in full and then returned by the Holder to the Sponsor as partial consideration for the Steel Stock received upon conversion. Holders of Securities at the close of business on a record date for determining Holders entitled to receive a Distribution shall be entitled to receive the Distribution payable on such shares on the corresponding distribution payment date (except that Holders of Securities called for redemption on a redemption date between such record date and the distribution payment date shall not be entitled to receive such Distribution on such distribution payment date) notwithstanding the conversion thereof following such distribution record date and prior to such distribution payment date. However, Securities surrendered for conversion during the period between the close of business on any distribution record date and the opening of business on the corresponding distribution payment date (except Securities called for redemption on a redemption date during such period) must be accompanied by payment of an amount equal to the Distribution payable on such shares on such distribution payment date. A Holder of Securities on a distribution record date who (or whose transferee) tenders any such shares for conversion into shares of Steel Stock on a distribution payment date will receive the Distribution payable by the Trust on such Securities on such date, and the converting Holder need not include payment of the amount of such Distribution upon surrender of such Securities for conversion. USX shall make no payment or allowance for dividends on the shares of Steel Stock issued upon conversion.

          (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

          3.  Liquidation Distribution Upon Dissolution.
              -----------------------------------------

          In the event of any voluntary or involuntary dissolution, winding-up and liquidation of the Trust (a "Liquidation"), the Holders of the Securities on
                                 -----------
the date of Liquidation shall be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities to creditors, if any, an amount equal to the aggregate initial liquidation amount of the Securities plus accumulated and unpaid
Distributions thereon to the date of payment (such amount being the "Liquidation
                                                                     -----------
Distribution"), unless, in connection with such Liquidation, in accordance with
------------
Section 4(c), Debentures in an aggregate principal amount equal to the aggregate liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

          If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

          4.  Redemption and Distribution; Shortening of Stated Maturity of
              -------------------------------------------------------------
Debentures.
----------

          (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be substantially simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price per Security equal to the redemption price of the Debentures, together with accumulated and unpaid Distributions thereon through the date of the redemption, payable in cash.

          (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Convertible Preferred Securities will be redeemed Pro Rata (as defined in Section 9 below) and the Convertible Preferred Securities to be redeemed will be as described in Section 4(j) below.

          (c) If, at any time, a Tax Event or an Investment Company Event (each, a "Trust Special Event") shall occur and be continuing, the Regular
          -------------------
Trustees may, with the consent of the Debenture Issuer, except in certain limited circumstances described in this Section 4(c), dissolve the Trust and, after satisfaction of liabilities to creditors, cause Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Trust Special Event (the "90-Day Period"); provided,
                                                 -------------
however, that such dissolution and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on
                    ----------------------
published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures, (ii) the Debenture Issuer or the Trust being unable to eliminate, which elimination shall be complete within the 90-Day Period, such Trust Special Event by taking some ministerial action (such as filing a form or making an election, or pursuing some other reasonable measure) that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Securities or does not subject any of them to more than de minimis regulatory requirements ("Ministerial Action"), and (iii) the
                                  ------------------
Debenture Issuer's prior written consent to such dissolution and distribution.

          Furthermore, if in the event of a Trust Special Event (i) after receipt of a Dissolution Tax Opinion (as defined hereinafter) by the Regular Trustees, the Debenture Issuer has received an opinion (a "Redemption Tax
                                                           --------------
Opinion") of independent tax counsel experienced in such matters that, as a
-------
result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even after the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this Section 4(c), or (ii) after receipt, by the Regular Trustees, of a Dissolution Tax Opinion or a Change in 1940 Act Opinion, such Regular Trustees shall have been informed by independent tax counsel experienced in such matters that it, for substantive reasons, cannot deliver a No Recognition Opinion to the Trust, (a) the Debenture Issuer shall have the right to shorten the stated maturity of the Debentures to the minimum extent required, but in any event to a date not less than five years from the date of original issuance (the action referred to in this subclause (a) being referred to herein as a "maturity advancement"), such
                                                  --------------------
that, in the opinion of counsel to Debenture Issuer experienced in such matters, after advancing the stated maturity, interest paid on the Debentures will be deductible for federal income tax purposes, or (b) if in the opinion of counsel to the Debenture Issuer who rendered the Redemption Tax Opinion, there would in all cases, after effecting a maturity advancement, be more than an insubstantial risk that the Debenture Issuer would continue to be precluded from deducting interest on the Debentures, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Debentures, in whole or in part, at 100% of the principal amount thereof, plus accrued and unpaid interest thereon to but excluding the date of redemption (the "Special Redemption Price"), for cash within 90 days following the occurrence of such Trust Special Event. Following such redemption, Securities with an aggregate initial liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at a redemption price equal to 100% of the liquidation amount to be redeemed on a Pro Rata basis, plus accumulated but unpaid Distributions thereon to but excluding such redemption date; provided, however, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, which elimination shall be complete within the 90-Day period, such Trust Special Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.


          On and after the date fixed by the Regular Trustees for any distribution of Debentures upon dissolution of the Trust: (i) the Securities will be deemed to be not outstanding, (ii) the Clearing Agency or its nominee, as the record Holder of the Convertible Preferred Securities, will receive a registered certificate or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing Securities, except for certificates representing Convertible Preferred Securities held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate initial liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest (including Compound Interest) equal to accumulated and unpaid Distributions on, such Convertible Preferred Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

     (d) (i) The Debenture Issuer shall redeem the Debentures, in whole, at 100% of the Special Redemption Price, for cash if any of the following events with respect to the U.S. Steel Group occur (such events, collectively, the "U.S.
                                                                            ----
Steel Group Special Events"):
--------------------------

               (A) (1) USX exchanges all of the outstanding shares of Steel Stock for all of the outstanding shares of common stock of the U.S. Steel Group Subsidiary (as provided in Section 2(b)(iii) of Division I of the Certificate of Incorporation (the "Steel Group Subsidiary
                                                    ----------------------
          Exchange") or (2) in the event of a Disposition of all or
          --------
          substantially all of the properties and assets of the U.S. Steel Group, USX either pays a dividend on the Steel Stock in, or redeems a number of shares of Steel Stock for, an amount equal to the Net Proceeds (as defined in the Certificate of Incorporation) of such Disposition (as provided in Section 2(b)(i)(A) or Section 2(b)(i)(B), respectively, of Division I of the Certificate of Incorporation) (the "Steel Group Disposition Dividend" or the "Steel Group Disposition
           --------------------------------          -----------------------
          Redemption", respectively); or
          ----------

               (B) USX pays a dividend on, or USX or any of its Subsidiaries consummates a tender offer or exchange offer for, shares of Steel Stock and the aggregate amount of such dividend or the consideration paid in such tender offer or exchange offer is an amount equal to all or substantially all of the properties and assets of the U.S. Steel Group (the "Steel Group Special Dividend" or the "Steel Group Tender
                      ----------------------------          ------------------
          or Exchange Offer", respectively); provided that the calculation of
          -----------------
          all or substantially all of the properties and assets of the U.S. Steel Group shall be made without giving effect to any money borrowed by USX or any of its Subsidiaries in connection with such dividend or tender offer or exchange offer, as the case may be.

     Following such redemption, Securities with an aggregate initial liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust, on a Pro Rata basis, at a redemption price equal to 100% of the liquidation amount to be redeemed, plus accumulated but unpaid Distributions thereon to but excluding such redemption date. The redemption date of Debentures by the Debenture Issuer and the Securities by the Trust pursuant to this Section 4(d)(i) shall be, if the applicable U.S. Steel Group Special Event is (I) the Steel Group Subsidiary Exchange, the date of such exchange, (II) the Steel Group Disposition Dividend or the Steel Group Special Dividend, the date such dividend is paid, (III) the Steel Group Disposition Redemption, the date of such redemption or (IV) the Steel Group Tender or Exchange Offer, the date such tender offer or exchange offer is consummated. Notwithstanding anything to the contrary contained in this Section 4(d)(i), any redemption pursuant to this Section 4(d)(i) shall be conditioned upon the actual exchange of Steel Stock for shares of common stock of the U.S. Steel Group Subsidiary, payment of the Steel Group Disposition Dividend or the amount due as a result of the Steel Group Disposition Redemption (in each case in the required kind of capital stock, cash, securities and/or other property), payment of the Steel Group Special Dividend or the consummation of the Steel Group Tender or Exchange Offer, as the case may be.

          (ii) The Debentures shall be redeemed by the Debenture Issuer, in whole, for cash, at the Special Redemption Price if following the Disposition of all or substantially all of the properties and assets of the U.S. Steel Group, USX exchanges all of the outstanding shares of Steel Stock for USX---Marathon Group Common Stock, par value $1.00 per share, of USX ("Marathon Stock") (as provided in Section 2(b)(i)(C) of Division I of
           --------------
     the Certificate of Incorporation) and, at any time subsequent to such exchange, any of the following events with respect to the Marathon Group occur (such events, collectively, the "Marathon Group Special Events"):
                                            -----------------------------

               (A) USX exchanges all of the outstanding shares of Marathon Stock for all of the outstanding shares of common stock of the Marathon Group Subsidiary (as provided in

                                                                               7
          Section 2(a)(i) of Division I of the Certificate of Incorporation) (the "Marathon Group Subsidiary Exchange"); or
                ---------------------------------

               (B) USX pays a dividend on, or USX or any of its Subsidiaries consummates a tender offer or exchange offer for, shares of Marathon Stock and the aggregate amount of such dividend or the consideration paid in such tender offer or exchange offer is an amount equal to all or substantially all of the properties and assets of the Marathon Group (the "Marathon Group Special Dividend" or the "Marathon Group
                      -------------------------------          --------------
          Tender or Exchange Offer", respectively); provided that the
          ------------------------
          calculation of all or substantially all of the properties and assets of the Marathon Group shall be made without giving effect to any money borrowed by USX or any of its Subsidiaries in connection with such dividend or tender offer or exchange offer, as the case may be; provided, further, that, at the time of the payment of such dividend on, or the consummation of such tender or exchange offer for, Marathon Stock, there is another class of common stock, other than Marathon Stock, of USX then outstanding.

     Following such redemption, Securities with an aggregate initial liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at a redemption price equal to 100% of the liquidation amount to be redeemed on a Pro Rata basis, plus accumulated but unpaid Distributions thereon to but excluding such redemption date. The redemption date of Debentures by the Debenture Issuer and the Securities by the Trust pursuant to this Section 4(d)(ii) shall be, if the applicable Marathon Group Special Event is (I) the Marathon Group Subsidiary Exchange, the date of such exchange, (II) the Marathon Group Special Dividend, the date such dividend is paid or (III) the Marathon Group Tender or Exchange Offer, the date such tender offer or exchange offer is consummated. Notwithstanding anything to the contrary contained in this Section 4(d)(ii), any redemption pursuant to this Section 4(d)(ii) shall be conditioned upon the actual exchange of Marathon Stock for shares of common stock of the Marathon Group Subsidiary, payment of the Marathon Group Special Dividend or the consummation of the Marathon Group Tender or Exchange Offer, as the case may be.


          (e) The Trust may not redeem any of the outstanding Convertible Preferred Securities unless all accumulated and unpaid Distributions have been paid on all of the outstanding Convertible Preferred Securities for all quarterly Distribution periods terminating on or before the date of redemption. Prior to giving a notice of redemption resulting from a U.S. Steel Group Special Event or a Marathon Group Special Event, the Debenture Issuer shall pay all accrued and unpaid interest on the Convertible Debentures through the interest payment date next preceding the date of such notice. Substantially simultaneously, the Trust shall pay all accumulated and unpaid Distributions on the outstanding Convertible Preferred Securities through the Distribution payment date next preceding the date of such notice.

          (f) If the Debentures are distributed to holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its reasonable efforts to have the Debentures listed on the NYSE or listed or quoted on any national securities exchange, or with another organization on which the Convertible Preferred Securities were listed or quoted immediately prior to the distribution of the Debentures, if any.

          (g) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice")
                                               ------------------------------
(other than as a result of a redemption pursuant to Section 4(d)) will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. In the event the Trust shall redeem Securities pursuant to Section 4(d), notice of such redemption shall be given by the Trust,
(x) if such redemption is a result of the Steel Group Tender or Exchange Offer or the Marathon Group Tender or Exchange Offer, on the date of the public announcement of such tender offer or exchange offer by USX or any of its Subsidiaries, but in any event not less than 30 days prior to such redemption, and on the date of the public announcement of any extension thereof, (y) if such redemption is a result of the Steel Group Disposition Dividend or the Steel Group Disposition Redemption, on a date not less than 45 days prior to the date selected by the Board of Directors for the payment of such dividend or such redemption and (z) otherwise, on a date at least 30 days but not more than 60 days prior to the date fixed by the Board for the redemption of Debentures, in each case to each Holder.

          For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(g), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, or by such other means suitable to assure delivery of such written notice, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such notice shall state, as appropriate:
(A) the redemption date; (B) the number of Securities to be redeemed and, if fewer than all the Securities held by such Holder are to be redeemed, the number of such Securities to be redeemed from such Holder; (C) the redemption price to be paid in respect of the redemption; (D) the then current Conversion Price and, if any event then known to the Trust will result in an adjustment to the conversion price on or prior to the redemption date, such adjusted conversion price and the date of such adjustment; (E) if such redemption of Securities is the result of a U.S. Steel Group Special Event or a Marathon Group Special Event, that such redemption is conditioned upon the occurrence of the applicable U.S. Steel Group Special Event or Marathon Group Special Event and if that U.S. Steel Group Special Event is the Steel Group Disposition Dividend or the Steel Group Disposition Redemption, the last date on which the Securities may be converted into shares of Steel Stock; and (F) that distributions on the Securities to be redeemed shall cease to accumulate on the Redemption Date, provided that if such redemption of Securities is the result of a U.S. Steel Group Special Event or a Marathon Group Special Event, the conditions to such redemption shall have been satisfied.

          (h)      If USX intends:

               (i) to effect a U.S. Steel Group Special Event or a Marathon Group Special Event; or

               (ii) exchange shares of Steel Stock for Marathon Stock or USX-Delhi Group Common Stock, par value $1.00 per share, of USX ("Delhi Stock")
                                                                   -----------
     following a Disposition of all or substantially all of the properties and assets of the U.S. Steel Group,

then the Trust shall cause to be mailed to each Holder of Securities, not less than 45 days prior to the Steel Group Disposition Dividend or the Steel Group Disposition Redemption and not less than 30 days prior to any other U.S. Steel Group Special Event, any Marathon Group Special Event or any such exchange of Steel Stock for shares of Marathon Stock or Delhi Stock, a notice stating, as applicable, (A) the record date for any dividend that is a U.S. Steel Group Special Event or a Marathon Group Special Event, (B) the date on which any redemption or exchange that is a U.S. Steel Group Special Event, a Marathon Group Special Event or an exchange of Steel Stock for shares of Marathon Stock or Delhi Stock is expected to become effective, and the date as of which it is expected that holders of record of Steel Stock or Marathon Stock shall be entitled to exchange their shares of Steel Stock or Marathon Stock, respectively, for securities or other property deliverable upon such redemption or exchange or (C) the date on which the Steel Group Tender or Exchange Offer or the Marathon Group Tender or Exchange Offer commenced, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). In addition, from and after any exchange of Steel Stock for Delhi Stock, effected in accordance with Section 2(b)(i) of Division I of the Certificate of Incorporation, the Trust shall give similar notice of USX's intention to exchange Delhi Stock for shares of the Delhi Group Subsidiary, if Steel Stock has been exchanged therefor, or to pay a dividend on, or redeem shares of, Delhi Stock following the Disposition of all or substantially all of the properties and assets of the Delhi Group. Failure to give or receive any such notice or any defect therein shall not affect the legality or validity of the related transaction. In the event of any conflict between the notice provisions of this Section 4(h) and those of Section 4(i), the notice provisions of this Section 4(h) shall govern.

          (i)  Subject to the provisions of Section 4(h), if:

               (i) USX takes any action that would require an adjustment of the Conversion Price pursuant to Section 5; or

               (ii) there shall be any consolidation or merger to which USX is a party and for which approval of any stockholders of USX is required;

               (iii) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of USX; or

               (iv) USX or any of its subsidiaries shall commence a tender offer or exchange offer for all or a portion of the outstanding shares of Steel Stock (or shall amend any such tender or exchange offer), then the Trust shall mail to each Holder of Securities, as promptly as possible, but at least 15 days prior to the earliest applicable date hereinafter specified, a notice stating, as applicable, (A) the proposed record date for a dividend or distribution or the proposed effective date of a consolidation, merger, sale, transfer, liquidation, dissolution or winding up, (B) the date as of which it is expected that holders of Steel Stock of record shall be entitled to exchange their shares of Steel Stock for securities or other property, if any, deliverable upon such consolidation, merger, sale, transfer, liquidation, dissolution or winding up or (C) the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto).
Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the related transaction.

          (j) In the event that fewer than all the outstanding Securities are to be redeemed, the Convertible Preferred Securities to be redeemed shall be redeemed Pro Rata from each Holder of Convertible Preferred Securities, it being understood that, in respect of Convertible Preferred Securities registered in the name of and held of record by the Clearing Agency or its nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such Clearing Agency or nominee.

          (k) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable, subject to any conditions to such redemption specified in this
Section 4), then (i) while the Convertible Preferred Securities are in book-entry form, with respect to the Convertible Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Institutional Trustee funds sufficient to pay the applicable redemption price, the Institutional Trustee will deposit irrevocably with the Clearing Agency or its nominee funds sufficient to pay the applicable redemption price and accumulated but unpaid Distributions thereon with respect to the Convertible Preferred Securities and will give the Clearing Agency irrevocable instructions and authority to pay such amounts to the Holders of the Convertible Preferred Securities, and (ii) with respect to Convertible Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant redemption price and accumulated but unpaid Distributions thereon to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then, subject to any conditions to such redemption specified in this Section 4, except if the redemption is the result of a U.S. Steel Group Special Event or a Marathon Group Special Event and the conditions to such redemption shall not have been satisfied, immediately prior to the close of business on the required date of such deposit, distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the redemption price and accumulated but unpaid Distributions thereon, but without interest thereon. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the redemption price and accumulated but unpaid Distributions thereon payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. In the event that payment of the redemption price and accumulated but unpaid Distributions thereon in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or, if paid to the Institutional Trustee, by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate at the Coupon Rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the redemption price and the accumulated but unpaid Distributions thereon.

          (l) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Convertible Preferred Securities, the Clearing Agency or its nominee if the Global Certificates have been issued or, if Definitive Convertible Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

          (m) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Convertible Preferred Securities by tender, in the open market or otherwise.

          5.  Conversion Rights.
              -----------------

          The Holder of Securities shall have the right at any time and prior to the close of business (New York time) on March 31, 2037 (or earlier as described in Section 5(b)), at their option, to cause the Conversion Agent to convert Securities in whole or in part (but only in whole Securities), on behalf of the converting Holders, into shares of Steel Stock in the manner described herein on and subject to the following terms and conditions:

          (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Steel Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of $1 in liquidation amount of a Security per $1 in principal amount of Debentures, and immediately convert such amount of Debentures into that number of fully paid and nonassessable shares of Steel Stock obtained by dividing the principal amount of such Debentures to be converted by the conversion price of the Debentures. The initial conversion price of the Debentures is $46.25 per share of Steel Stock (equivalent to a conversion ratio of 1.081 shares of Steel Stock for each Security). The conversion price and the securities into which the Securities are convertible are subject to certain adjustments set forth in Article VII of the Supplemental Indenture. Any Holder of Securities may only convert whole Securities and the Trust shall not be obligated to issue any fractional Securities.

          (b) The right to convert Securities shall terminate prior to the close of business (i) on March 31, 2037 (unless the stated maturity of the Debentures is shortened following a Tax Event, as provided in Section 4(c), in which case the advanced maturity date) or (ii) in the case of Securities called for redemption, on the related redemption date, unless (A) the Institutional Trustee shall default in making payment of any moneys payable upon such redemption under
Section 4 or (B) if the redemption of shares of this Security is the result of a U.S. Steel Group Special Event or a Marathon Group Special Event, the conditions to such redemption shall not have been satisfied; provided, that if USX has given notice of a redemption pursuant to Section 4(d)(i) which is conditioned on the occurrence of the Steel Group Disposition Dividend or the Steel Group Disposition Redemption, the right to convert Securities shall terminate on the 31st day prior to the date selected by the Board for such dividend or redemption.

          (c) In order to convert Securities into Steel Stock, the Holder shall deliver to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion
                                                             ----------
Request"), together, if the Securities are in certificated form, with such
-------
certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Steel Stock should be issued and (ii) direct the Conversion Agent (A) to exchange such Securities for a portion of the Debentures held by the Trust and (B) to immediately convert such Debentures on behalf of such Holder, into Steel Stock (at the conversion rate specified in Section 5(a)). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify USX of the Holder's election to convert such Debentures into shares of Steel Stock at the conversion price specified in Section 5(a). Except as provided in Section 2(d), neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accumulated on the Securities (including any Additional Amounts accumulated thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Steel Stock issued upon such conversion.

          Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Conversion Request relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive Steel Stock
      ---------------
issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Steel Stock at such time. As promptly as practicable on or after the Conversion Date, USX shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Steel Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates and cash payments, if any, to such Person or Persons.

          (d) Each Holder of a Security by his acceptance thereof appoints the Institutional Trustee as "Conversion Agent" for the purpose of effecting the
                          ----------------
conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the

Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Steel Stock and thereupon to deliver such shares of Steel Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

          (e) No fractional shares or scrip representing fractions of shares of Steel Stock or any other common stock of USX shall be issued upon conversion of any Securities. Instead of any fractional interest in a share of Steel Stock or such other common stock that would otherwise be deliverable upon the conversion of any Securities, USX shall pay to the holder of such share an amount in cash based upon the Closing Price of Steel Stock or such other common stock on the Trading Day immediately preceding the date of conversion. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares of Steel Stock or such other common stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Securities so surrendered.

          (f) USX shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Steel Stock (and/or, if the Debentures are then convertible into other common stock of USX, such other common stock, or its issued shares of Steel Stock or such other common stock, as the case may be, held in its treasury, or both), for the purpose of effecting conversion of the Debentures, the full number of shares of Steel Stock or such other common stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding and not theretofore converted. Any shares of Steel Stock or other shares of common stock of USX issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Steel Stock or shares of such other common stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of USX and the Trust shall endeavor to list the shares of Steel Stock or other common stock of USX required to be delivered upon conversion of the Debentures and the Securities, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Steel Stock or such other common stock is listed at the time of such delivery. Prior to the delivery of any securities that USX shall be obligated to deliver upon conversion of the Debentures and the Securities, USX shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority. For purposes of this Section 4(f), the number of shares of Steel Stock or such other shares of common stock that shall be deliverable upon the conversion of all outstanding Securities shall be computed as if at the time of computation all such outstanding Securities were held by a single Holder.

          (g) USX will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Steel Stock or other common stock of the Company or other securities or property on conversion on conversion of Debentures and the delivery, by the Trust, of the shares of Steel Stock or other securities or property upon conversion of the Securities. USX shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Steel Stock or other securities or property in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

          (h) Nothing in the preceding Paragraph (g) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Institutional Trustee or the Trust to pay any amounts on account of such withholdings.

          (i) Notwithstanding the foregoing, no holder of Common Securities may convert such number of Common Securities which, after giving effect to such conversion, would result in the holders of Common Securities in the aggregate holding less then 3% of the capital of the Trust.

          6.  Voting Rights -- Convertible Preferred Securities.
              -------------------------------------------------

          (a) Except as provided under Sections 6(b) and 8 and as otherwise required by law and the Declaration, the Holders of the Convertible Preferred Securities will have no voting rights.

          (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Convertible Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.1 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided, however, that if an Indenture Event of Default has occurred and is continuing, then the Holders of 25% of the aggregate liquidation amount of the Securities may direct the Institutional Trustee to declare the principal of and interest on the Debentures due and payable; provided, further, that, where a consent or action under the Indenture would require the consent or act of holders of more than a majority (a "Super Majority") in aggregate principal amount of Debentures, the
             --------------
Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the same Super Majority percentage in liquidation amount of the Convertible Preferred Securities as is required under the Indenture of aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities.
Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Convertible Preferred Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes. If an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Convertible Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on Debentures having a principal amount equal to the aggregate liquidation amount of the Convertible Preferred Securities of such holder (a "Direct Action") on or after the respective due date specified in the
          --------------
Debentures. In connection with such Direct Action, the rights of the holders of the Common Securities will be subrogated to the rights of such Holder of Convertible Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Convertible Preferred Securities in such Direct Action. Except as provided in the preceding sentence, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holder of the Debentures.


          Any approval or direction of Holders of Convertible Preferred Securities may be given at a separate meeting of Holders of Convertible Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Convertible Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Convertible Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Convertible Preferred Securities will be required for the Trust to redeem, exchange and/or cancel Convertible Preferred Securities or to distribute Debentures, each in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Convertible Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Convertible Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          7.  Voting Rights -- Common Securities.
              ----------------------------------

          (a) Except as provided under Sections 7(b), (c) and 8 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

          (c) Subject to Section 2.6 of the Declaration and only after any Event of Default with respect to the Convertible Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this first paragraph of Section 7(c), the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under

                                                                              16
the Declaration, including (i) directing the time method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.1 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the holders of a Super Majority in aggregate principal amount of the Debentures, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the same Super Majority percentage in liquidation amount of the Common Securities as is required under the Indenture of aggregate principal amount of the Debentures outstanding. Pursuant to this Section 7(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with the Declaration and the terms of the Securities.

          8.  Amendments to Declaration and Indenture.
              ---------------------------------------

          (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities affected thereby; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Convertible Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

          (b) In the event the consent of the Institutional Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of a Super Majority in aggregate principal amount of the Debentures, the Institutional Trustee may only give such consent at the direction of the Holders of at least the same Super Majority percentage in liquidation amount of the Securities as is required under the Indenture of aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

          9.  Pro Rata.
              --------

          A reference in these terms of the Securities to any distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate initial liquidation amount of the Securities held by the relevant Holder in relation to the aggregate initial liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Convertible Preferred Securities pro rata according to the aggregate initial liquidation amount of Convertible Preferred Securities held by such Holder relative to the aggregate initial liquidation amount of all Convertible Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Convertible Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate initial liquidation amount of Common Securities held by such Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

          10.  Ranking.
               -------

          The Convertible Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata with, the Common Securities, except that where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption, and otherwise are subordinated to the rights to payment of the Holders of the Convertible Preferred Securities.

                                                                              18
          11.  Acceptance of Securities Guarantee and Indenture
               ------------------------------------------------

          Each Holder of Convertible Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Convertible Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

          12.  No Preemptive Rights.
               --------------------

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

          13.  Definitions.
               -----------

          The following terms shall have the following meanings:

          "Board of Directors" or "Board" means, at any time, the duly elected
           ------------------      -----
     or acting board of directors (or duly authorized committee thereof) of USX at such time.

          "Certificate of Incorporation" means USX's Restated Certificate of
           ----------------------------
     Incorporation, as amended, supplemented or otherwise modified from time to time.

          "Closing Price" of shares of any class of common stock of USX for any
           -------------
     day means the last reported sales price, regular way on such day, or, if no reported sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape or, if such common stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such common stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Market System of NASDAQ or, if such common stock is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if closing bid and asked prices for such common stock on such day shall not have been reported through NASDAQ, the average of the closing bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such common stock selected for such purpose by the Board of Directors.

          "Conversion Price" means the conversion price per share of Steel Stock
           ----------------
     and/or other shares of common stock of USX into which Debentures are convertible, as such Conversion Price may be adjusted pursuant to Section 5.

          "Investment Company Event" means that the Regular Trustees shall have
           ------------------------
     received an opinion of independent counsel experienced in such matters (a

     "Change in 1940 Act Opinion") to the effect that, as a result of the
     ---------------------------
     occurrence of a change in law or regulation or a written

                                                                              19
     change in interpretation or application of law or regulations by any legislative body, court, governmental agency or regulatory authority on or
     after              , 1997, there is more than an insubstantial risk that
     the Trust is or will be considered an "investment company" which is
                                            ------------------
     required to be registered under the Investment Company Act of 1940, as amended.

          "Marathon Group Subsidiary" has the meaning set forth in the
           -------------------------
     Certificate of Incorporation.

          "NASDAQ" means the National Association of Securities Dealers, Inc.
           ------
     Automated Quotations System or any successor thereto.

          "NYSE" means the New York Stock Exchange, Inc. or any successor
           ----
     thereto.

          "Subsidiary" means a corporation more than 50%  of the outstanding
           ----------
     voting stock of which is owned, directly or indirectly, by USX or by one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "substantially all of the properties and assets of the U.S. Steel
           ----------------------------------------------------------------
     Group" and "substantially all of the properties and assets of the Marathon
     -----       --------------------------------------------------------------
     Group" means a portion of such properties and assets that represents at
     -----
     least 80% of either of the then-current market value of, or the aggregate revenues for the immediately preceding twelve fiscal quarterly periods of USX derived from, the properties and assets of the U.S. Steel Group or the Marathon Group, respectively, as of such date (excluding the properties and assets of any person, entity or group in which USX, directly or indirectly, owns less than a majority interest).

          "Tax Event" means that the Regular Trustees shall have received an
           ---------
     opinion of independent tax counsel experienced in such matters (a

     "Dissolution Tax Opinion") to the effect that on or after ________ __,
     ------------------------
     1997, as a result of (a) any amendment to, clarification of, or change (including any announced proposed change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or judicial decision
                                    ---------------------
     or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such pronouncement or decision is announced, in each case, on or after, ________ __, 1997, there is the creation by such change in tax law of more than an insubstantial risk that (i) the Trust is, or, within 90 days of the date thereof, will be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or, within 90 days of the date thereof, will be subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable in cash by the Debenture Issuer to the Trust on the Debentures, other than interest attributable to the Common Securities, is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes; provided, however, that such an opinion shall not be deemed to be a "Dissolution Tax Opinion" if the occurrence of
                                  -----------------------
     any of the events described in (a),(b) or (c) above requires the Debenture Issuer for United States federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect
                                                 ---
     to the Debentures until the interest payment related to such OID is paid by the Debenture Issuer in cash, provided the occurrence of any of the events describe in (a), (b) or(c) above does not create more than an insubstantial risk that the Debenture Issuer will be prevented from taking a deduction for OID accruing with respect to the Debentures as of a date that is no later than the date the interest payment related to such OID is actually paid by the Debenture Issuer in cash.

          "Trading Day" means, with respect to any class of common stock of USX,
           -----------
     any day on which such common stock is traded on the NYSE, or if such common stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such common stock is listed or admitted, or if not listed or admitted to trading on any national securities exchange, on NASDAQ Stock Market, or if such common stock is not quoted on NASDAQ Stock Market, in the applicable securities market in which such common stock is traded.

          "U.S. Steel Group Subsidiary" has the meaning set forth in the
           ---------------------------
     Certificate of Incorporation.


          14.  Miscellaneous.
               -------------

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Convertible Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                                                     EXHIBIT A-1

               FORM OF CONVERTIBLE PREFERRED SECURITY CERTIFICATE

                      FORM OF FACE OF SECURITY CERTIFICATE

          IF THE CONVERTIBLE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT THE FOLLOWING: This Convertible Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of the Clearing Agency or a nominee of the Clearing Agency. This Convertible Preferred Security is exchangeable for Convertible Preferred Securities registered in the name of a person other than the Clearing Agency or its nominee only in the circumstances described in the Declaration and no transfer of this Convertible Preferred Security (other than a transfer of this Convertible Preferred Security as a whole by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee of the Clearing Agency) may be registered except in such circumstances.

          IF THE CLEARING AGENCY IS THE DEPOSITORY TRUST COMPANY, INSERT THE
FOLLOWING: Unless this Convertible Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Convertible Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number.                              Number of Convertible
                                                  Preferred Securities

                                   CUSIP NO.

                          CERTIFICATE EVIDENCING 6.75%
               CONVERTIBLE QUARTERLY INCOME PREFERRED SECURITIES

                                       OF

                              USX CAPITAL TRUST I

            6.75% Convertible Quarterly Income Preferred Securities
                          (liquidation amount $50 per
                Convertible Quarterly Income Preferred Security)

          USX Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that
                               -----
(the "Holder") is the registered owner of convertible preferred securities of
      ------
the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the 6.75% Trust Convertible Quarterly Income Preferred Securities (initial liquidation amount $50.00 per Trust Convertible Preferred Security) (the "Convertible Preferred Securities"). The Convertible Preferred
                --------------------------------
Securities are transferable on the
books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________ __, 1997, as the same may be amended from time to time (the "Declaration"), including the
                                            -----------
designation of the terms of the Convertible Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Convertible Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Convertible Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the
Declaration and is entitled to the benefits thereunder.   By acceptance, the
Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Convertible Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          These Convertible Preferred Securities shall not be entitled to any benefit under the Declaration, be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Institutional Trustee.

          The provisions of these Convertible Preferred Securities are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          IN WITNESS WHEREOF, the Trust has caused this certificate to be executed.

                                  USX CAPITAL TRUST I

                                  By:
                                   Name:
                                   Regular Trustee

                     FORM OF CERTIFICATE OF AUTHENTICATION
             INSTITUTIONAL TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Convertible Preferred Securities referred to in the within-mentioned Declaration.

Dated:

INSTITUTIONAL TRUSTEE NAME,        or [      ], as Authentication Agent
Institutional Trustee

By:________________________           By:___________________________
Authorized Signatory                  Authorized Signatory

                          FORM OF REVERSE OF SECURITY

          Distributions payable on each Convertible Preferred Security will be fixed at a rate per annum of 6.75% (the "Coupon Rate") of the initial
                                         -----------
liquidation amount per Convertible Preferred Security, such rate being the rate of interest payable on the Debentures held by the Institutional Trustee. Distributions not paid on the regularly scheduled payment date therefor will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes
                                         -------------
such cash distributions and any such interest payable unless otherwise stated.
A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of 30-day months and, for periods of less than a month, the actual number of days elapsed per 30-day month.

          Except as otherwise described below, distributions on the Preferred Securities shall be cumulative, shall accumulate from and including March 31, 1997 and shall be payable on the last calendar day of March, June, September and December of each year, commencing June 30, 1997, which payment dates shall correspond to the interest payment dates on the Debentures, when, as and if funds are available for payment, to Holders at the close of business on the regular record date for such distribution, which regular record date shall be, while these Convertible Preferred Securities are represented by a Global Certificate, the close of business on the Business Day next preceding such distribution payment date, unless otherwise provided in the Declaration or unless a different regular record date is established or provided for the corresponding interest payment date on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period (each an "Extension Period") not exceeding 20 consecutive quarterly interest payment
    ----------------
periods during which Extension Period no interest is due and payable on the Debentures; provided that no Extension Period shall last beyond the date of the maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. To the extent permitted by applicable law, during such Extension Period deferred quarterly Distributions will continue to accumulate with interest thereon at the Coupon Rate compounded quarterly for each quarter of the Extension Period. Before the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures. At the end of the Extension Period, Payments of accumulated Distributions shall be payable to Holders of Convertible Preferred Securities on the first record date after the termination of such Extension Period. Upon the termination of any such Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the requirements set forth in the Indenture. Upon repayment of the Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be substantially simultaneously applied to redeem the Securities as provided in the Declaration.

          The Convertible Preferred Securities shall be exchangeable at the option of the Debenture Issuer in certain events as set forth in the Declaration and in the Supplemental Indenture.

          The Convertible Preferred Securities shall be convertible into shares of Steel Stock or other shares of common stock of the Debenture Issuer at the holder's direction to the Conversion Agent as set forth in the Declaration.

                               CONVERSION REQUEST

To:  [        ]

     as Conversion Agent of
     USX Capital Trust I

          The undersigned Holder of these Convertible Preferred Securities hereby irrevocably exercises the option to convert these Convertible Preferred Securities, or the portion below designated, into USX--U.S. Steel Group Common Stock of USX Corporation (the "Steel Stock"), or any other class of common stock
                               -----------
of USX, as permitted by the Restated Certificate of Incorporation of USX, in accordance with the terms of the Amended and Restated Declaration of Trust of USX Capital Trust I, dated as of April __, 1997 (as amended from time to time, the "Declaration"). Pursuant to the aforementioned exercise of the option to
     -----------
convert these Convertible Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) on behalf of the undersigned to (i) exchange such Convertible Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures, into Steel Stock pursuant to the terms of the Indenture (as defined in the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares of Steel Stock, or other class of common stock of USX, issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:      ,                                        Number of Convertible
in whole /__/                                        Preferred Securities
in part /__/                                             to converted:

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Steel Stock, or other class of common stock of USX, are to be issued, along with the address or addresses of such person or persons

       Signature (for conversion only)

Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number

Signature Guarantee:/*/

/*/(Signature must be guaranteed by an "eligible guarantor institution" that is,
                                        ------------------------------
a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program

 ("STAMP") or such other "signature guarantee program" as may be determined by
   -----                  ---------------------------
the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned assigns and transfers this Convertible Preferred Security Certificate to:

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee and irrevocably appoints agent to transfer this Convertible Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Convertible Preferred Security Certificate)

Signature Guarantee/*/

/*/Signature must be guaranteed by an "eligible guarantor institution" that is a
                                       ------------------------------
bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or
                                                                    -----
such other "signature guarantee program" as may be determined by the Registrar
            ---------------------------
in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                  EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE

                      FORM OF FACE OF SECURITY CERTIFICATE

Certificate Number                          Number of Common Securities

                 CERTIFICATE EVIDENCING 6.75% COMMON SECURITIES

                                       OF

                              USX CAPITAL TRUST I

                            6.75% Common Securities
                  (liquidation amount $50 per Common Security)

          USX Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is
                               -----                                ------
the registered owner of common securities of the Trust representing undivided ownership beneficial interests in the assets of the Trust designated the 6.75% Common Securities (liquidation amount $50 per Common Security) (the "Common
                                                                     ------
Securities").  The Common Securities are transferable on the books and records
----------
of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of April __, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common
           -----------
Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.
The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

          The provisions of these Common Securities are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.


          IN WITNESS WHEREOF, the Trust has caused this certificate to be executed.

                                       USX CAPITAL TRUST I

                                       By:_________________________
                                          Name:
                                          Regular Trustee

                          FORM OF REVERSE OF SECURITY


          Distributions payable on each Common Security will be fixed at a rate per annum of 6.75% (the "Coupon Rate") of the initial liquidation amount per
                         -----------
Common Security, such rate being the rate of interest payable on the Debentures held by the Institutional Trustee. Distributions not paid on the regularly scheduled payment date therefor will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term

"Distributions" as used herein includes such cash distributions and any such
--------------
interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of 30-day months and, for periods of less than a month, the actual number of days elapsed per 30-day month.

          Except as otherwise described below, distributions on the Preferred Securities shall be cumulative, shall accumulate from March 31, 1997 and shall be payable quarterly (subject to deferral as set forth in the Declaration and the Indenture) in arrears, on the last calendar day of March, June, September and December of each year, commencing June 30, 1997, which payment dates shall correspond to the interest payment dates on the Debentures, when, as and if funds are available for payment, to Holders at the close of business on the regular record date for such distribution, which regular record date shall be, while these Common Securities are represented by a Global Certificate, the close of business on the Business Day next preceding such distribution payment date, unless otherwise provided in the Declaration or unless a different regular record date is established or provided for the corresponding interest payment date on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period (each an "Extension Period") not
                                                 ----------------
exceeding 20 consecutive quarterly interest payment periods during which Extension Period no interest is due and payable on the Debentures, provided that no Extension Period shall last beyond the date of the maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. To the extent permitted by applicable law, during such Extension Period deferred quarterly Distributions will continue to accumulate with interest thereon at the Coupon Rate compounded quarterly for each quarter of the Extension Period. Before the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures. At the end of the Extension Period, Payments of accumulated Distributions shall be payable to Holders of Common Securities on the first record date after the termination of such Extension Period. Upon the termination of any such Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the requirements set forth in the Indenture.


          Upon repayment of the Debentures, in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be substantially simultaneously applied to redeem the Securities as provided in the Declaration.

          The Common Securities shall be convertible into shares of Common Stock at the holder's direction to the Conversion Agent as set forth in the Declaration.

          The Common Securities shall be exchangeable at the option of the Debenture Issuer in certain events as set forth in the Declaration and in the Supplemental Indenture.

                               CONVERSION REQUEST

         To:  ______________ as Conversion Agent of USX Capital Trust I

          The undersigned Holder of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Steel Stock of USX Corporation (the "Steel Stock"), or any
                                                      -----------
other class of common stock of USX as permitted by the Restated Certificate of Incorporation of USX, in accordance with the terms of the Amended and Restated Declaration of Trust of USX Capital Trust I, dated as of April __, 1997 (as amended from time to time, the "Declaration"). Pursuant to the aforementioned
                                -----------
exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) on behalf of the undersigned to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures, into Steel Stock pursuant to the terms of the Indenture (as defined in the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares of Steel Stock issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ________, in whole /__/ in part /__/

Number of Common Securities to be converted:

          If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Steel Stock are to be issued, along with the address or addresses of such person or persons

          Signature (for conversion only)

          Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number

          Signature Guarantee:/*/

          /*/(Signature must be guaranteed by an "eligible guarantor
                                                  ------------------
institution" that is, a bank, stockbroker, savings and loan association or
-----------
credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program"
                           -----                  ---------------------------
as may be determined by the Conversion Agent in addition to, or in substitution for,

STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                  ASSIGNMENT
                                   -----------

          FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

          (Insert assignee's social security or tax identification number)

          (Insert address and zip code of assignee)

and irrevocably appoints ________ agent to transfer this Common Security Certificate on the books of the Trust.

          The agent may substitute another to act for him or her.

          Date:

          Signature:
          (Sign exactly as your name appears on the other side of this Common Security Certificate)

          Signature Guarantee/*/:

          /*/(Signature must be guaranteed by an "eligible guarantor
                                                  ------------------
institution" that is, a bank, stockbroker, savings and loan association or
-----------
credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be
          -----                  ---------------------------
determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                      A-1